SCHWAB INVESTMENTS

Schwab Global Real Estate FundTM

(the “Fund”)

Supplement dated June 14, 2013

to the Summary Prospectus dated February 28, 2013; Prospectus dated June 28, 2012; and the Statement of Additional Information (“SAI”) dated June 28, 2012, as supplemented February 28, 2013

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and SAI and should be read in conjunction with those documents.

Effective immediately, Paul Alan Davis, CFA, no longer serves as a portfolio manager for the Fund. Therefore all references to Mr. Davis in the Fund’s Summary Prospectus, Prospectus and SAI are hereby deleted in their entirety.

Jonas Svallin will continue to be responsible for the day-to-day management of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG75247-00 (06/13) © 2013 All Rights Reserved

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